SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is August 28, 2018.

For Certain MFS® Funds

Effective on or about November 1, 2018, the first paragraph in the section entitled "Purchase and Sale of Fund Shares" under the main heading entitled "Summary of Key Information" is restated in its entirety as follows:

You may purchase and redeem shares of the fund each day the New York Stock Exchange (the "NYSE") is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or through MFS Service Center, Inc. (MFSC) by overnight mail (MFSC, Suite 219341, 430 W 7th Street, Kansas City, MO 64105-1407), by mail ([Fund Name], P.O. Box 219341, Kansas City, MO 64121-9341), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

Effective on or about November 1, 2018, the address for "MFS Service Center, Inc." in the paragraph directly under the section entitled "Statement of Additional Information (SAI)." on the back cover page is restated as follows:

MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341

Effective on or about November 1, 2018, "Mailing address" and "Overnight mail" in the section "HOW TO CONTACT US" on the back cover page are restated as follows:
Mailing address
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341

Overnight mail
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

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